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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: FEBRUARY 21, 2008
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)


   DELAWARE                      1-10235                         36-3555336
  (State of              (Commission File Number)               (IRS Employer
Incorporation)                                               Identification No.)


                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
              (Registrant's telephone number, including area code)



         Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 -- Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers.

On February 21, 2008, IDEX Corporation issued a press release announcing the appointment of two new directors, William M. Cook and Gregory F. Milzcik, effective April 8, 2008. The addition of the two directors increases the IDEX Board of Directors by one, to eight directors, after giving effect to the vacancy created by the resignation of Gregory B. Kenny effective December 31, 2007. Messrs. Cook and Milzcik will be members of the Compensation Committee of the IDEX Board of Directors.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01 -- Financial Statements and Exhibits.

(d)  Exhibits

     99.1    Press release dated February 21, 2008


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  IDEX CORPORATION


                                  By: /s/ Dominic A. Romeo
                                      ------------------------------------------
                                      Dominic A. Romeo
                                      Vice President and Chief Financial Officer

February 22, 2008


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION
------             -----------

99.1               Press release dated February 21, 2008